UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 08, 2021

LifeStance Health Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40478	86-1832801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 N. Scottsdale Road Suite 6000
Scottsdale, Arizona		85251
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 602 767-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2021, LifeStance Health Group, Inc. (“LifeStance Health Group”) issued a press release announcing its results of operations for the third quarter ended September 30, 2021. A copy of the press release is furnished as Exhibit 99.1. The information furnished under Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into LifeStance Health Group's filings with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

A slide presentation, which includes supplemental information related to LifeStance Health Group, is furnished as Exhibit 99.2. The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into LifeStance Health Group's filings with the SEC under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated November 8, 2021.
99.2	Slide presentation providing supplemental information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LifeStance Health Group, Inc.

Date:	November 8, 2021	By:	/s/ J. Michael Bruff
J. Michael Bruff Chief Financial Officer (principal financial and accounting officer)